CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

Supplement dated April 21, 2016, to the Prospectus dated January 31, 2016

Effective April 1, 2016, Waddell & Reed Investment Management Company (“Waddell & Reed”) no longer serves as sub-adviser to the City National Rochdale Municipal High Income Fund (the “Fund”). Accordingly, all references to a sub-adviser of the Fund, Waddell & Reed and Michael J. Walls in the Prospectus are deleted in their entirety.

The following sentence is added to the end of the section titled “Principal Risks of Investing in the Fund” beginning on page 26:

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The section titled “Portfolio Manager” on page 28 is replaced in its entirety with the following:

PORTFOLIO MANAGER

William Black, Managing Director and Senior Portfolio Manager of City National Rochdale, LLC (the “Adviser”), will be primarily responsible for the day-to-day management of the Fund and will serve as portfolio manager for the Fund.

The section titled “Muni High Income Fund” on page 83 is replaced in its entirety with the following:

MUNI HIGH INCOME FUND

William Black is the portfolio manager for the Muni High Income Fund.

William Black is a Managing Director and Senior Portfolio Manager of the Adviser. Mr. Black has over 30 years of experience in the financial services industry. Prior to joining the Adviser in March 2016, he served as co-lead portfolio manager for the Invesco High Yield Municipal Bond Fund from 2008 until December 2015. Prior to that, from 1998 to 2008, he was a municipal bond analyst specializing in high yield securities at Van Kampen Investments and Invesco (after it acquired Van Kampen). Mr. Black earned his B.S. from Washington University in St. Louis and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. He holds the Chartered Financial Analyst designation.

The second and third paragraphs under the section titled “General Information” on page 87 are replaced in their entirety with the following:

The Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund are offered directly as well as through Authorized Institutions.

Institutional Class shares are intended for institutional investors. Institutional Class shares of Funds other than the Intermediate Fixed Income Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements. Servicing Class shares are available only to other fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Class S shares are retail shares of the Money Market Funds and are intended for investors who have funds on deposit with City National Bank.

The third paragraph under the section titled “How to Buy Shares” on page 89 is replaced in its entirety with the following:

Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund – There are two additional ways to purchase shares of these Funds:

The seventh paragraph under the section titled “How to Sell Shares” on page 91 is replaced in its entirety with the following:

Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund – If you purchased shares of any of these Funds directly, you may redeem some or all of your shares in the following ways. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account or will be sent via the ACH network to the bank instructions on your account.

The twelfth and thirteenth paragraphs under the section titled “How to Sell Shares” beginning on page 91 are replaced in their entirety with the following:

General – Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at (800) 445-1341 before attempting to redeem from these types of accounts.

The third paragraph under the section titled “How to Exchange Shares” on page 92 is replaced in its entirety with the following:

Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund – You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest on any business day. If you wish to exchange between these Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between these Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
CNR-SK- 018-0100

CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

Supplement dated April 21, 2016, to the Statement of Additional Information (“SAI”) dated January 31, 2016

Effective April 1, 2016, Waddell & Reed Investment Management Company (“Waddell & Reed”) no longer serves as sub-adviser to the City National Rochdale Municipal High Income Fund (the “Fund”). Accordingly, all references to a sub-adviser of the Fund, Waddell & Reed and Michael J. Walls in the SAI are deleted in their entirety.

The subsection titled “Muni High Income Fund” on page 79 under the section titled “Portfolio Managers” is replaced in its entirety with the following:

Muni High Income Fund

The individual with primary responsibility for managing the Muni High Income Fund is William Black.

As of March 31, 2016, Mr. Black manages the following accounts (including the Muni High Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The following is added after the section titled “SHAREHOLDER SERVICES AGREEMENT” beginning on page 111:

MARKETING AND SUPPORT PAYMENTS

The Investment Manager, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-019-0100